1 The Power of ON Semiconductor Investor Presentation July 2010 SANYO Semiconductor Co., Ltd. Exhibit 99.3

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the proposed transaction between ON Semiconductor and
SANYO Electric and expected benefits of such transaction.
These forward-looking statements are based on information available to ON Semiconductor as of the date of this presentation.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON Semiconductor’s or control.
Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual
Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on
February 25, 2010, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON Semiconductor’s SEC filings.
Please refer to the end of these presentation materials for additional important information regarding forward-looking statements included in these presentation materials.

A Winning Combination
More Than 100 Years of Semiconductor Expertise
•
World class, high volume, cost effective
products
•
Leader in:
–
Automotive, Computing, Consumer and
Communications end markets
–
Power management
–
Manufacturing excellence
Annualized Revenue: ~$2.3Bn
Annualized Gross Profit:   $973MM
Annualized Operating Income: $453MM
•
Extensive analog IC product portfolio
–
Including energy efficient components
•
Strong position in Consumer and Automotive end
markets
•
Longstanding customer relationships with
Japanese and Asian electronics leaders
•
Business essentially breakeven today before
manufacturing integration
SANYO Semiconductor
Co., Ltd.
+
A New Global Leader Emerges
•
Approximately $3.5 billion in Pro Forma revenue,
based on annualized most recent quarter sales
•
Manufacturing, operating expense, and capital
expenditure cost savings
•
Comprehensive product portfolio / end-market
coverage
•
Cross-selling opportunities
•
Expanded addressable market
Annualized Revenue: ~$1.2Bn
Annualized Gross Profit:   $348MM
Annualized Operating Income: $16MM
Note:  Annualized financials based on Second Fiscal Quarter 2010 estimates. ON Semiconductor estimates based on mid-point of guidance given for Second Fiscal Quarter 2010, and confirmed in press release dated 7/15/2010. SANYO Semiconductor estimates based on company guidance. See page 4 of this presentation.

Pro Forma Financials
Revenue $573 $2,290 $1,216 $3,506
Gross Margin 42.5% 42.5% 28.6% 37.7%
Op. Income $113 $453 $16 $469
Op. Inc. Margins 19.8% 19.8% 1.3% 13.4%
Employees 13,200 9,409 22,609
High Cost ~3,700 ~4,900 ~8,600
Low Cost ~9,500 ~4,509 ~14,009
($MM)
•
Significant Pro Forma revenue scale, with over $3.5 billion in combined annualized revenue
•
SANYO Semiconductor gross margin expansion to be achieved through operational cost savings
•
SANYO Semiconductor operating expenses as a % of sales to be brought in-line with ON
Semiconductor over time
SANYO
(2)
ON Semiconductor
(1)
Combined
(3)
Estimated June Quarter Annualized Q2’10 Guidance
Notes:
(1) Annualized financials based on Second Fiscal Quarter 2010 estimates. ON Semiconductor estimates based on mid-point of guidance given for Second Fiscal Quarter 2010, and confirmed in press release dated 7/15/2010.
(2) Annualized financials based on June 2010 Quarter estimates. SANYO Semiconductor estimates based on company guidance.
(3) Represents combined annualized estimated financials for June 2010 Quarter for ON Semiconductor and SANYO Semiconductor.

($MM)

Consideration:	
Cash	$129
Stock (or cash)	237
	366

Assets to be acquired:		Liabilities assumed:	
Cash	$111	Account payable	$164
Inventory	370	Accrued expenses	80
Accounts receivables	270	Other liabilities	40
Fixed assets	90	Other long term liabilities	161
Other assets	50	Long term debt	100
		Total	545
		Implied equity	346
Total	891	Total	891

ON Semiconductor®

Est. Unaudited Net Assets to be Acquired at Close
Notes:
(1) Represents estimated Balance Sheet as of closing. As part of purchase accounting, the assets and liabilities will be “fair valued” pursuant to an appraisal. Balance sheet information based on SANYO estimates and purchase agreement.

Total payment of ~$366MM (~¥33.0Bn) at closing
~$129MM (~¥11.6Bn) of cash; and up to ~$238MM (~¥21.4Bn) of ON
Semiconductor common stock, or cash
Assumption of ~$245MM (~¥22Bn) of net liabilities
Consideration
Brand & IP
SANYO Semiconductor name available for 3 years post closing
SANYO Semiconductor to have extensive IP portfolio >6,500 patents
Anticipated Close
and Conditions
By the end of calendar year 2010
Transaction is subject to various closing conditions and regulatory approval
~35MM shares owned by SANYO Electric equates to approximately 7-8 percent ownership on a fully diluted basis, if stock used as consideration
ON Semiconductor has the option, at its discretion, to use cash in lieu of all or a portion of the shares
Pro Forma
Ownership
Summary Transaction Terms

• Headquarters: Phoenix, AZ
• Founded: Spun-off from Motorola 1999, IPO 2000
• Employees: 13,200
• Revenue: ~$2Bn
• Market Capitalization: ~$3Bn
• Cash & Equivalents: $561MM
(1)
• Debt: $935MM
(1)
ON Semiconductor Today
Low & Medium MOSFET
Analog Automotive
Auto Power
LDO & Vregs
Automotive
DC DC Conversion
Analog Switches
AC- DC Conversion
Low Voltage
Standard Logic
Power Switching
Signal & Interface
-
Medical
Integrated Sensor Products
Military & Aerospace
Industrial
Communications & High
Voltage
High Frequency
Foundry
Bipolar Power
Thyristor
Small Signal
Zener
Protection
Rectifier
Filters
Memory Products
(1)  Source: Quarter ended 4/2/10.
Computing & Consumer
Products (23% of Revenue)
Digital & Mixed Signal
(22% of Revenue)
Automotive & Power Group
(23% of Revenue)
Standard Products
(32% of Revenue)
-
Products Group
HQ: Phoenix,
AZ
U.S. mfg
facilities: AZ,
ID, and OR
European mfg facilities:
Belgium, Czech Republic,
and Slovakia
Asia / Pacific
mfg
facilities:
China,
Japan,
Malaysia,
and the
Philippines

TV
8%
Motor
7%
Home Appliance
5%
PC Peripherals
8%
Audio
9%
Mobile Phone
5%
DSC
7%
Car Equipment
13%
Other
38%

ON Semiconductor®

Power & Eco: 37% Mobile: 12%
Auto: 13% Other: 31%
Asian Manufacturers: 35%
Japanese Manufacturers: 61%
Hyper Device (Discrete): 24% Hybrid IC: 9%
Custom LSI : 27%                         Standard LSI: 40%
SANYO Semiconductor Today
By Region By Application
Facility Products Wafer Size
Wafer Fabs - Japan
Gunma fab HD/HIC/LSI 4" / 5" / 6"
Niigata fab LSI 5" / 6"
Gifu fab HD/LSI 5" / 6"
Back-End Process - Japan
Kitakata fab LSI
Kasukawa fab LSI
Hanyu fab LSI
Back-End Process - Ex-Japan
Thailand fab (SSTH) HD/HIC/LSI
Shekou fab (SSL) HD
Tauchung fab (SET) HD
HK fab (SSEHK) HD
Philippines fab (SSMP) HIC/LSI
Vietnam fab (SSV) HIC
(1) includes revenue from Amorton business.
Source: SANYO Semiconductor.
Manufacturing Locations
Revenue Segmentation (FYE March 2010)
(1)
• Headquarters: Gunma, Japan
• Founded: 2006 (predecessor entities date to 1957)
• Employees (as of Jan. 2010):
– F/T: 8,206; 2,074 in wafer process manufacturing, and
3,955 in back-end process manufacturing
– P/T: 1,203; 105 in wafer process manufacturing, and
899 in back-end process manufacturing
• President: Teruo Tabata
• Business Overview: Develops and manufactures
semiconductor products focused on power and eco areas;
proprietary analog and power management technologies;
leading customers worldwide
By Business Unit/Product
27%
Standard LSI
9%
Hyper Device
24%
Custom LSI
40%
Hybrid IC
(Discrete)
Asia
Asia (European &
3%
39%
22%
35%
American)
Other
Japan
Asia (Japanese)
1%

リチウムイオン電池保護回路用 MOSFET
Li-Ion Battery Protection MOSFET

3相センサレスモータドライバIC
3-phase Sensorless Motor Driver ICs

ON Semiconductor®

Additional Product Opportunities
•
Acquisition Brings Extensive
Complementary Product Portfolio
•
Numerous Japanese Qualified
Packages
•
Deep Intellectual Property Portfolio,
including >6,500 Patents
•
Complementary Strength in
–
Microcontroller ICs
–
Motor driver ICs
Microcontroller ICs
Motor Driver ICs
Power Supply ICs
Data
Communication
ICs
Hybrid ICs
ASICs
Discrete Devices
Sensors
Video ICs
Audio ICs
Display Driver ICs

Transaction Rationale
Complementary
Products, Customers
and End-markets
SANYO Semiconductor adds microcontrollers, motor controllers, inverters and other products
ON Semiconductor is strong in N. America and Europe; SANYO strong in Japan and Asia
Significantly enhances ON Semiconductor’s position in the Automotive and Consumer markets
Strengthens
Market Position in
Japan and Asia
Provides ON Semiconductor with significant market presence in Japan, the world’s second largest semiconductor market; ON Semiconductor to be the 3rd largest U.S.
semiconductor company operating in Japan
(1)
Strengthens ON Semiconductor’s position in Korea, and other key Asian markets
Significant
Shareholder Value
Creation Opportunity
Acquiring approx. $1.2 billion revenue (based on 2Q’10 annualized) at ~0.5x multiple
- Significantly below recent similar transactions
Acquisition expected to be accretive to earnings approximately twelve months post close
Increased Scale and
Cash Flow Generation
Potential
Pro forma annualized MRQ revenues of $3.5 billion
Pro forma combined post-manufacturing integration GMs to be in 40% range
Near term goal to deliver in excess of $30 million in pre-tax income on a quarterly basis from SANYO Semiconductor in approximately six quarters after closing the transaction
Leverages Operational
Excellence to
Drive Cost Savings
(1) Source: Gartner, 2010.
Leverages ON Semiconductor’s successful track record of executing operational restructurings; 7 acquisitions, 8 fab and 2 back-end facilities consolidations
ON Semiconductor to drive manufacturing integration
ON Semiconductor has owned and operated a factory in Japan since 1982

ON Semiconductor

ON Semiconductor

ON Semiconductor®

Note: Revenue breakdown for CY2009. Charts exclude approximately $20 million manufacturing services revenue for ON Semiconductor in CY2009.
Source: iSuppli.
A Diversified Product Platform
A Leader in Mixed Signal & Analog Technologies
Integrated
Circuits
71%
Discretes
29%
Integrated
Circuits
82%
Discretes
18%
SANYO
Semiconductor
Co., Ltd.
+
SANYO
Semiconductor
Co., Ltd.
Integrated
Circuits
62%
Discretes
38%

$40
$35
$30
$25
$20
$15
$10
$5
$0
$30
$32
$34
$35
$32
$27
$29
$31
$31
$30
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

ON Semiconductor®

Japanese Semiconductor Market
Japan is the World’s Second Largest
Semiconductor Region
Japan Semiconductor Revenue
Source: Gartner Research, 2010.
Japan Semiconductor Market
Expected to Recover Over 2010-12
($Bn)
Global Semiconductor
Market, 2009
2009-12 CAGR: 5%
2009 Sales: $228Bn
Americas
16%
EMEA
14%
Japan
18%
Asia Pacific
52%

ON Semiconductor

ON Semiconductor

ON Semiconductor®

Diversified Geographic Footprint
Global Semiconductor
Market, 2009
Americas
16%
EMEA
14%
Japan
18%
Asia Pacific
52%
Americas
16%
EMEA
11%
Japan
16%
Asia-Pacific
57%
Americas
21%
EMEA
16%
Japan
3%
Asia-Pacific
61%
+
SANYO
Semiconductor
Co., Ltd.
Note: Revenue breakdown for CY2009. Charts exclude approximately $20 million manufacturing services revenue for ON Semiconductor in CY2009.
Source: iSuppli.
Pro Forma Geographic Footprint Mirrors
that of Semiconductor Industry

Balanced End Market Presence
Expanded Presence in Consumer
Strengthened Presence in Automotive
Note: LTM revenue breakdown as of 3/31/10. Charts exclude approximately $19 million manufacturing services revenue for ON Semiconductor for the LTM period ended 3/31/10.
Sanyo Semiconductor’s “Consumer Electronics” segment consists of “Video”, “Audio”, “Consumer Electronics”, and “Amusement” segments.
Sanyo Semiconductor’s “Computing” segment consists of “Computer and Peripherals” segment.
ON Semiconductor’s “Other” segment represents “Medical” revenues. Pro Forma “Other” segment consists of Sanyo Semiconductor “Other” revenues and ON Semiconductor’s “Medical” revenues.
Computing
25%
Comms
14%
Consumer
Electronics
27%
Auto
16%
Industrial
Electronics
11%
Other
7%
Computing
26%
Comms
17%
Consumer
Electronics
17%
Auto
18%
Ind.
18%
Other
4%
Computing
22%
Comms
8%
Consumer
Electronics
47%
Auto
12%
Other
11%
SANYO
Semiconductor
Co., Ltd.
+
SANYO
Semiconductor
Co., Ltd.

Continental
Seagate
Valeo
HELLA
JABIL
HUAWEI
DELPHI
MOTOROLA
FLEXTRONICS
MAGNETI MARELLI

FLEXTRONICS
MOTOROLA
Celestica
SAMSUNG
Sony Ericsson
DELTA
Seagate
JABIL
DELPHI
LG

Boston Scientific
Raytheon
HUAWEI
Honeywell
Alcatel·Lucent
FLIR
ZTE中兴
GE
Starkey
Schneider Electric

SAMSUNG
LG
FLEXTRONICS
DELTA
Continental
JABIL
Seagate
MOTOROLA
Sony Ericsson

ON Semiconductor®

ON Semiconductor Market Segments
Automotive and
Power Regulation
Computing & Consumer
Products
Digital & Mixed-Signal
Products Group
Standard Products
Low & Medium MOSFET
Analog Automotive
Auto Power
LDO & Vregs
Automotive
DC-DC Conversion
Analog Switches
AC-DC Conversion
Low Voltage
Standard Logic
Power Switching
Signal & Interface
Medical
Integrated Sensor Products
(“ISP”)
Military & Aerospace
Industrial Communications &
High Voltage
High Frequency
Foundry
Bipolar Power
Thyristor
Small Signal
Zener
Protection
Rectifier
Filters
Memory Products
$442MM
Revenue:
Note: LTM revenues as of 3/31/10.
$447MM
Revenue:
$425MM
Revenue:
$625MM
Revenue:

LG SAMSUNG SONY NEC
HOSIDEN HITACHI MITSUBISHI
TOSHIBA Canon
Panasonic SANYO clarion
Nikon SHARP Nidec
MITSUMI Haier YAMAHA
CASIO

Panasonic SANYO HITACHI
SAMSUNG LG Midea
PHILIPS xerox SHARP
KONICA MINOLTA MITSUBISHI SANDEN Canon
TOSHIBA Calsonic Kansei

SANYO CASIO MOTOROLA
KYOCERA
SAMSUNG SONY
clarion Panasonic SHARP
EPSON DELTA
MITSUMI FUJITSU HYUNDAI AUTONET
HOSIDEN JVC RICOH Nidec

LG Pioneer Nintendo SONY
Panasonic VIDEOCON hp cmd
SHARP lenovo
FUNAI ALPINE
Canon FUJITSU Seagate
SAMSUNG YAMAHA PHILIPS

ON Semiconductor®

SANYO Semiconductor Business Units
Hyper Device Division
(Discrete)
HIC Division (Hybrid IC) Standard LSI Division Custom LSI Division
For power supply, general,
strobe; Transistor, IGBT
LED driver, MOSFET
Hybrid Products
Sustain driver HIC
Inverter HIC for white goods
Digital amp HIC for audio
Motor driver
Power supply IC
(TV/STB/mobile
System LSI for anti-shake, ESD-
EMI Protection IC
OE-IC for optical pickup
Touch sensor
Tuner device, High frequency IC
(AM/FM)
IC recorder SoC (Gok-Low)
LSI for image quality adjustment
LSI for door phone
Small package EEPROM (2-
32k)
SPI NOR serial flash memory
Flash/display microcontroller
(8/16 bit)
Custom LSI for car equipment
$267MM
Revenue:
Note: LTM revenues as of 3/31/10. Converted at 90 JPY per USD.
Per SANYO Semiconductor management; excludes Other sales representing ~5% of total revenue.
$95MM
Revenue:
$448MM
Revenue:
$303MM
Revenue:

ON Semiconductor
Alcatel-Lucent
BOSCH
CISCO
Continental
DELL
DELPHI
EMERSON
FOXCONN
HELLA
Honeywell
intel
MAGNETI MARELLI
Medtronic
Microsoft
Raytheon
Rockwell Collins
NORTEL
SIEMENS
Schneider Electric
Sony Ericsson
Valeo
TRW
Visteon
DELTA
hp
KYOCERA
LG
MOTOROLA
SAMSUNG
PHILIPS
Seagate
SONY
xerox
ALPINE
Calsonic Kansei
Canon
CASIO
EPSON
clarion
FUJITSU
FUNAI
Haier
GoerTek
HOSIDEN
HITACHI
HYUNDAI AUTONET
JVC
KONICA MINOLTA
lenovo
MITSUMI
美的 Midea
NEC
MITSUBISHI MOTORS
Nidec
All for dreams
Nikon
Nintendo
Pioneer
Panasonic
RICOH
SANDEN
SANYO
SHARP
TOSHIBA
YAMAHA
VIDEOCON

ON Semiconductor®

Broad and Deep Customer Relationships SANYO Semiconductor Co., Ltd. 17

Leshan, China
Aizu, Japan
Gresham, OR
Phoenix, AZ
Roznov, Czech Republic
Piestany, Slovakia
Seremban, Malaysia
(Site 1 & 2)
Carmona, Philippines
Hong Kong, China
Global Manufacturing Infrastructure
Front-end Facilities:
•
Japan: Niigata, Gunma, Gifu
Back-end Facilities:
•
Japan: Hanyu, Kasukawa
•
China: Hong Kong, Taichung, Shekou
•
Philippines
•
Thailand
•
Vietnam
Philippines
Taichung, China
Shekou, China
Vietnam
Thailand
Japan:
Niigata, Gunma, Gifu, Hanyu, Kasukawa
Back-end Facilities:
•
Leshan, China
•
Seremban, Malaysia (Site-1)
•
Carmona, Philippines
Wafer Facilities:
•
Roznov, Czech Republic
Front-end Facilities:
•
Phoenix, Arizona
•
Gresham, Oregon
•
Aizu, Japan
•
Pietany, Slovakia
•
Seremban, Malaysia (Site-2)
•
Roznov, Czech Republic
SANYO
Semiconductor
Co., Ltd.
SANYO
Semiconductor
Co., Ltd.
Legend

2000
2002
2003
2004
2005
2006
2008
2009
2010
Acquisition of Cherry
Closure of Guadalajara: 2 fabs + 1 back-end
Closure of Aizu 4"
Closure of Czech Rep back-end
Closure of East Greenwich fab
Acquisition of Gresham 8" fab
Acquisition of ADI product line
Acquisition of AMIS (3 fabs, 1 back-end)
Acquisition of CATS
Closure of COM-1 fab
Acquisition of Pulsecore
Closure of Piestany fabs (2)
Closure of Fab9
Acquisition of CAMD
Acquisition of SDT

ON Semiconductor®

10-Year History of Manufacturing Consolidation 19

$13,742
$10,923
$9,741
$3,082
$2,335
$2,233
$1,940
$1,826
$1,342
$1,302
$1,012
$791
$683
TEXAS INSTRUMENTS
*
ANALOG DEVICES
VISHAY
ON
MAXIM
International IOR Rectifier
intersil

ON Semiconductor®

Significant Revenue Scale
Note:
* Represents combined financials as reported for the last twelve months ending March 2010 for ON Semiconductor and SANYO Semiconductor.
($ in millions)
Combined Company Generates
Economies of Scale and
Improved Financial Performance

SANYO
/

Creating Shareholder Value
• SANYO Semiconductor business acquired for 0.5x AV / LTM Revenue; a reasonable price relative to other similar businesses
– Weighted Average Aggregate Value / LTM Revenue multiple paid in three recent relevant semiconductor acquisitions was 5.0x
(1)
•
ON Semiconductor uniquely positioned to drive manufacturing integration and improved financial performance at SANYO Semiconductor
– Similar process technology roadmaps and assembly and test requirements
– Extensive experience rationalizing manufacturing facilities
– Experience operating manufacturing infrastructure worldwide, including in Japan
– Gives SANYO Semiconductor access to ON Semiconductor’s leading edge Gresham facility
• Post-restructuring, combined business to achieve similar financial profile to ON
Semiconductor today with significantly greater
scale,
diversity and growth opportunities
– $3.5Bn annualized revenues; significant manufacturing and operating expense saving opportunity
– Enhanced position in Asia-Pacific; region experiencing above-average economic growth
Significant Long Term Stock Price Appreciation Potential
Note:
(1) Based on weighted average AV / LTM revenue multiple paid in Maxim/Teridian, Intersil/Techwell, and Semtech/Sierra Monolithics transactions.

A Winning Combination
SANYO
Semiconductor
Co., Ltd.
Complementary Products, Customers and End-markets
Strengthens Market Position in Japan and Asia
Leverages Operational Excellence to Drive Cost Savings
Increased Scale and Cash Flow Generation Potential
Significant Shareholder Value Creation Opportunity

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include, but are not limited to, statements related to the proposed transaction between ON
Semiconductor and SANYO Electric, including the actual amount of consideration to be received by SANYO Electric in the transaction; the closing and the anticipated timing of the closing and the effects of the proposed transaction on ON Semiconductor.
Forward-looking statements also include statements regarding the potential benefits of the transaction, including the combined businesses’ projected and pro forma revenue, gross margin, cash flow and other financial results; expected cost savings, economies of scale, cross selling opportunities and expansion of addressable market; the goal to deliver in excess of $30 million in pre-tax income on a quarterly basis approximately six quarters after closing; expected rates of post-manufacturing integration; the expectation that the transaction will be accretive to ON Semiconductor approximately twelve months after the closing; the expected recovery of the Japan semiconductor market and increases to the region’s capital spending; the combined businesses’ integration plans and ON Semiconductor’s positioning to realize greater scale, diversity and growth opportunities and significant long term stock price appreciation potential. These forward-looking statements are based on information available to ON Semiconductor as of the date of this presentation.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON Semiconductor’s control. In particular, such risks and uncertainties include difficulties encountered in integrating acquired businesses; the risk that the transaction does not close when anticipated, or at all; pricing and demand for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-
effective basis and with acceptable quality for its current products; the adverse impact of increased competition; changes in overall economic conditions and markets, including the current credit markets; changes in demand for ON Semiconductor 's or SANYO
Semiconductor's products; changes in customers’ purchasing habits or procedures; technological and product development risks;
availability of raw materials; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements; risks associated with international operations including foreign employment and labor matters associated with unions and collective bargaining agreements; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s
Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2010, Quarterly
Reports on Form 10-Q, Current Reports on Form 8-K and other of ON Semiconductor’s SEC filings. These forward-looking statements should not be relied upon as representing ON Semiconductor’s views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.